Asset Backed Securities Portfolio Analysis ABSC ABSC 2004-HE6	6,022 records All records Balance: 879,361,867

										Sched					Month
				% of	Gross	Gross	Gross	Gross	Serv	Rem	Rem	Orig	Initial	Periodic	to Next	Provided	Known		LTV > 80 w
DISTRIBUTION BY FICO		Count	Balance	Balance	Rate	Margin	Lifecap	Lifefloor	Fees	Term	Amort	Term	Cap	Cap	Adjustment	LTV	FICOs	Avg Balance	MI
<= 500		27	3,135,419.66	0.36	8.162	5.734	14.901	8.029	0.500	353	353	355	1.564	1.436	22	72.58	500	116,126.65	0.00
501 - 510		173	21,917,609.84	2.49	8.127	5.841	14.987	8.048	0.500	351	351	353	1.526	1.469	22	73.45	505	126,691.39	0.00
511 - 520		193	24,484,073.93	2.78	8.091	5.786	14.955	8.025	0.500	350	350	353	1.529	1.458	22	73.38	516	126,860.49	0.00
521 - 530		228	30,463,514.80	3.46	7.811	5.713	14.655	7.719	0.500	352	352	355	1.526	1.468	22	72.73	526	133,611.91	0.00
531 - 540		256	34,126,492.34	3.88	7.741	5.768	14.638	7.696	0.500	349	349	351	1.529	1.471	22	75.59	535	133,306.61	0.00
541 - 550		252	33,650,101.73	3.83	7.664	5.533	14.528	7.617	0.500	351	351	353	1.544	1.456	22	76.48	545	133,532.15	0.00
551 - 560		324	43,791,898.54	4.98	7.378	5.548	14.168	7.328	0.500	353	353	356	1.580	1.420	22	79.25	555	135,160.18	0.00
561 - 570		308	42,365,734.59	4.82	7.227	5.609	14.147	7.271	0.500	349	349	351	1.557	1.438	22	79.10	565	137,551.09	0.00
571 - 580		286	40,800,335.49	4.64	7.309	5.594	14.161	7.303	0.500	350	349	352	1.571	1.429	22	80.02	576	142,658.52	0.00
581 - 590		427	54,995,390.97	6.25	7.310	5.553	13.986	7.183	0.500	350	346	352	1.598	1.402	22	81.79	585	128,794.83	0.00
591 - 600		360	48,563,380.78	5.52	7.242	5.511	13.995	7.153	0.500	350	347	353	1.579	1.421	22	83.74	596	134,898.28	0.00
601 - 610		407	56,162,282.32	6.39	7.076	5.478	13.755	6.979	0.500	351	349	354	1.615	1.388	22	83.71	606	137,990.87	0.00
611 - 620		381	55,461,221.36	6.31	7.071	5.511	13.817	6.984	0.500	351	347	353	1.584	1.416	22	83.75	616	145,567.51	0.00
621 - 630		355	52,035,578.22	5.92	7.009	5.542	13.763	6.994	0.500	350	348	352	1.611	1.384	22	85.62	626	146,579.09	0.00
631 - 640		333	52,036,674.39	5.92	6.940	5.480	13.708	6.859	0.500	349	346	351	1.567	1.425	22	85.24	636	156,266.29	0.00
641 - 650		315	48,285,490.72	5.49	6.924	5.475	13.738	6.880	0.500	349	345	351	1.571	1.429	22	85.45	645	153,287.27	0.00
651 - 660		296	45,798,036.04	5.21	6.846	5.465	13.542	6.760	0.500	351	348	354	1.609	1.391	23	84.95	655	154,723.09	0.00
661 - 670		220	32,402,768.74	3.68	6.882	5.495	13.512	6.726	0.500	348	345	350	1.607	1.393	23	84.71	666	147,285.31	0.00
671 - 680		181	28,659,046.05	3.26	6.844	5.344	13.574	6.754	0.500	349	339	352	1.732	1.551	20	85.97	675	158,337.27	0.00
681 - 690		168	27,314,300.57	3.11	6.667	5.258	13.380	6.538	0.500	348	337	351	1.780	1.601	20	84.57	685	162,585.12	0.00
691 - 700		120	19,517,372.33	2.22	6.641	5.276	13.494	6.624	0.500	346	334	349	1.722	1.567	20	84.59	696	162,644.77	0.00
701 - 710		100	16,750,123.73	1.90	6.314	5.052	13.073	6.083	0.500	341	317	343	1.882	1.758	18	82.78	705	167,501.24	0.00
711 - 720		73	11,851,189.42	1.35	6.345	4.708	13.015	6.013	0.500	327	297	330	2.140	1.959	14	83.05	715	162,345.06	0.00
721 - 730		59	12,742,639.68	1.45	5.961	4.328	12.915	5.762	0.500	331	289	333	2.327	2.220	12	82.64	725	215,976.94	0.00
731 - 740		53	11,347,747.81	1.29	6.108	4.802	12.632	5.772	0.500	339	308	342	2.200	1.909	14	87.34	735	214,108.45	0.00
741 - 750		31	8,004,522.37	0.91	5.603	4.296	12.589	5.397	0.500	328	271	331	2.427	2.342	10	81.81	744	258,210.40	0.00
751 - 760		33	7,718,021.33	0.88	5.333	3.873	12.334	5.024	0.500	316	247	318	2.632	2.600	7	81.45	755	233,879.43	0.00
761 - 770		22	5,697,054.53	0.65	5.234	3.874	12.442	5.180	0.500	315	231	318	2.651	2.530	7	84.80	765	258,957.02	0.00
771 - 780		17	4,296,583.85	0.49	5.821	4.428	12.797	5.616	0.500	335	290	338	2.374	2.325	10	79.91	777	252,740.23	0.00
781 - 790		16	2,862,034.50	0.33	6.323	5.104	12.861	5.951	0.500	346	321	349	1.987	1.792	17	85.41	785	178,877.16	0.00
791 - 800		7	1,990,226.04	0.23	5.692	4.169	12.632	5.369	0.500	325	282	328	2.468	2.468	8	78.29	794	284,318.01	0.00
801 - 810		1	135,000.00	0.02	5.950	0.000	0.000	0.000	0.500	358	358	360	0.000	0.000	0	71.05	807	135,000.00	0.00
Total:		6,022	879,361,866.67	100.00	7.090	5.443	13.893	7.023	0.500	348	342	351	1.655	1.503	21	81.89	614	146,024.89	0.00
Min FICO:	498
Max FICO:	807
WA FICO:	614

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Jul 16, 2004 12:27 Page 1 of 1